Leases	12 Months Ended
Oct. 31, 2021
Leases [Abstract]
Leases
19 Leases

The Group enters into leasing arrangements in the normal course of its business including:
-	Office space (included in “Leasehold land and buildings”);
-	Data centers (included in “Leasehold land and buildings”);
-	Vehicles (included in “Other”); and
-	Computer equipment.

The Group’s lease arrangements can contain a number of features including some or all of:
-	Extension and break options;
-	Variable lease payments;
-	Annual or periodic set rental increases; and
-	Indexed or market-based rental increases.

Consistent with the requirements of IFRS 16, extension options are only included in the lease liability where they are considered reasonably certain, see below, and only fixed rental increases are included in the lease liability. Indexed or market-based rental increases are only included in the lease liability once the indexation or rent review date has passed. Variable lease payments are expensed as incurred. The Group makes no material payments for variable payments not included in the lease liability.

Two individual leased properties are material to the Group. One is located in Provo, Utah, where the Group currently leases approximately 405,700 square feet of office space. The Group has recently concluded negotiations with the landlord for this facility for which the lease was set to end in 2024 to extend the lease term with a reduction in floor space in stages. In February 2022, an initial reduction to approximately 239,100 square feet, then from June 2024 to approximately 219,900 square feet with a further reduction in floor space from December 2024 to approximately 142,300 square feet. This new lease agreement expires in 2034, with an option to extend for a further three, five-year periods. The Group’s current annual rent under this lease is $8.7 million (2020: $8.4 million) and this will reduce as the floor space reduces to $5.3 million per annum in February 2022 and $3.6 million per annum from December 2024. Since March 1, 2019, part of the property has been sublet. Current annual sub-lease income is $1.1 million (2020: $1.1 million). The second property is located in Santa Clara, California, where the Group currently leases approximately 635,000 square feet of office space. The lease on this facility expires in 2029, with an option to extend for one further five-year period. The Group’s current annual rent under this lease is $4.9 million (2020: $4.7 million). The Group is currently not utilizing one and a half floors of this facility and the related right-of-use assets has been tested for impairment with a partial impairment recorded.

Right-of-use assets
During the year the Group entered into new leasing arrangements, extended existing leasing agreements and was party to rent reviews and therefore recognized additions to right-of-use assets of $38.8 million (2020: $42.0 million). Right-of-use assets of $8.9 million were transferred to held for sale during the period, see note 30, “Discontinued operations and Assets held for sale.”

	Leasehold land and buildings	Computer equipment	Other	Total
	$m	$m	$m	$m
Net book value at October 31, 2021	128.5	16.0	8.7	153.2
Net book value at October 31, 2020	180.1	20.4	6.7	207.2

Depreciation charge for the year ended October 31, 2021	56.9	9.6	6.8	73.3

Amounts recognized in the statement of comprehensive income:

		Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019 Under IAS 17
	Note	$m	$m	$m

Interest on lease liabilities	6	10.0	13.2	-
Depreciation of right-of-use assets		73.3	76.9	-
Impairment of right-of-use assets*		5.6	5.9	-
Income from sub-leasing right-of-use assets		0.2	0.4	-

Under IAS 17:
Interest on lease liabilities	6	-	-	2.0
Depreciation of lease assets		-	-	13.9
Lease expense		-	-	65.9
Income from sub-leasing right-of-use assets		-	-	1.0

*
The Group assessed right-of-use assets for indicators of impairment during the year in particular leases, which have become vacant or part vacant or changes in sub-lease expectations on existing vacant properties. As a result, an additional impairment of $5.6 million was recognized in the year (2020: $5.9 million). The impairment against the right-of-use asset carrying value reflects any expected sub lease-income over the remainder of the lease.

Amounts recognized in statement of cash flows:

	Year ended October 31, 2021	Year ended October 31, 2020
	$m	$m
Interest payments on lease liabilities	10.0	13.2
Payment for lease liabilities	79.5	80.1
Total cash outflow for leases	89.5	93.3

Extension options
Some property leases contain extension options exercisable by the Group before the end of the non-cancellable contract period. Where practicable, the Group seeks to include extension options in new leases to provide operational flexibility. The extension options held are exercisable only by the Group and not by the lessors. As a lessee, optional periods are included in the lease term if the Group is reasonably certain it will exercise an extension option or will not exercise a termination option; this depends on an analysis by management of all relevant facts and circumstances including the leased asset’s nature and purpose, the economic and practical potential for replacing the asset and any plans that the Group has in place for the future use of the asset. Where it is impractical or uneconomic to replace then the Group is more likely to judge that lease extension options are reasonably certain to be exercised.
The normal approach adopted for lease term by asset class is described below.

The lease terms can vary significantly by type and use of asset and geography. In addition, the exact lease term is subject to the non-cancellable period and rights and options in each contract. Generally, lease terms are judged to be the longer of the minimum lease term and:

•
Up to five years for offices, unless the non-cancellable period exceeds this, with optional extension periods only included in leases expiring in the earlier part of this period and where clear plans to extend the leases are already in place; and

•
Up to three years for data centres with optional extensions periods, where they exist, only included for leases expiring in the next year and for which relocation of the assets located in the data centre is considered uneconomic.

For vehicle leases the minimum lease term, typically three to four years, is judged to be the lease term. Extension options for vehicles are not considered reasonably certain as the assets are not highly customized or difficult to replace.

The Group reassesses whether it is reasonably certain to exercise the options if there is a significant event or significant changes in circumstances within its control. Significant changes in assumptions or activities e.g. such as an acquisition or disposal, would impact the expected future cash outflows related to leasing activities. Where a significant event or change in circumstances does not occur, the lease term and therefore the lease liability and right-of-use asset, will decline over time. The Group’s cash outflow for leases in the year ended October 31, 2021 was $89.5 million (2020: $93.3 million). Leases with annual cash outflows during the year ended October 31, 2021 of $3.0 million (2020: $8.9 million) ended and were not renewed or replaced. Considering the impact of these terminations and absent significant future changes in the volume of the Group’s activities or strategic changes to lease fewer assets the Group’s cash outflow would be expected to continue for future periods at a consistent level, subject to any contractual price increases.

The maturity analysis of the Group’s lease liability, in note 24 “Financial risk management and financial instruments”, only includes the reasonably certain payments to be made; cash outflows in these future periods will likely exceed these amounts as payments will be made on optional periods not considered reasonably certain at present and on new leases entered into in future periods.

Lease obligations:
Under IFRS 16 “Leases”, the Group recognizes the discounted future lease payments over the reasonably certain lease term as a liability along with an associated right-of-use asset, see above.

The movement on the Group lease obligations in the year were as follows:

	Note	October 31, 2021 $m	October 31, 2020 $m
IFRS 16 adoption		-	269.8
Transfer from Finance lease liability		-	23.5
Balance at November 1		250.4	293.3
Additions		35.1	41.6
Disposals		-	(0.2)
Payments		(89.5)	(93.3)
Interest	6	10.0	13.2
Transferred to held for sale	30	(11.4)	-
Foreign exchange		(0.1)	(4.2)
Balance at October 31,		194.5	250.4

Included within:
Current liabilities		74.9	82.2
Non-current liabilities		119.6	168.2
Total		194.5	250.4

Leases as lessor
The Group acts as a lessor where it is able to sub-lease vacant property space. Sub-leases are classified as either finance leases or operating leases dependent upon the transfers of substantially all of the risk and rewards associated with the head lease to the lessee in the sub-lease agreement.

Finance leases
The Group has six lease arrangements classified as finance leases. The long-term element of net investment in leases of $6.0 million as at October 31, 2021 (2020: $5.5 million) is included in note 13 “Other non-current assets”. The short-term element of net investments in leases of $1.9 million as at October 31, 2021 (2020: $2.1 million) is included in other receivables in note 14 “Trade and other receivables”.